UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 21, 2005

Fulton Bancshares Corporation

(Exact name of registrant as specified in its charter)

Pennsylvania	33-85626	25-1598464
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Lincoln Way East, McConnellsburg, Pennsylvania		17233
(Address of principal executive offices)		(Zip Code)

 (717) 485-3144

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e-4(c))

FULTON BANCSHARES CORPORATION

CURRENT REPORT ON FORM 8-K

ITEM 2.02 Results of Operation and Financial Condition

On March 21, 2005, Fulton Bancshares Corporation (the “Company”) issued a press release pertaining to fourth quarter earning results and the Company’s decision to revise its method of accounting for preferred stock investments as well as its method of expensing provisions for loan loss.  The press release also refers to the Company’s decision to apply these revisions retrospectively and to restate its reported regulatory filings and financial results for fiscal years ended in 2001, 2002 and 2003.

Attached hereto as Exhibit 99.1 is a copy of the Company’s press release dated March 21, 2005.

The information provided in this Current Report on Form 8-K is being provided pursuant to Item 2.02 of Form 8-K. In accordance with General Instruction B.2 of Form 8-K, the information in this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.

ITEM 4.02 Non-reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Report

Following a review of its preferred stock investments, the Company decided to restate its financial statements as set forth in the Company’s press release attached to this Current Report on Form 8-K as Exhibit 99.1.  In addition, due to a regulatory determination of when the provisions for loan loss should have been expensed, the Company decided to revise its method of expensing provisions for loan loss.  The Company’s Board of Directors, meeting on December 23, 2004, concurred with management’s recommendation that the Company restate its regulatory filings and financial statements as set forth therein.

The Company currently expects to finalize the restatement and to file its financial statements for its fiscal year ended December 31, 2004 on Form 10-K no later than March 31, 2005.

The Company’s Audit Committee has discussed the matters disclosed in this filing under Item 4.02(a) with the Company’s independent auditors.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS: This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Because statements include risks and uncertainties, actual results may differ materially from those expressed or implied and include, but are not limited to, those discussed in filings by the Company with the Securities and Exchange Commission.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

Exhibit Number	Description

99.1	Press Release dated March 21, 2005